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                                                                    Exhibit 99.8


DEBTOR: DQSC PROPERTY CO.                           CASE NUMBER:  01-10965 (EIK)

                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDED MARCH 31, 2002




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that DQSC Property Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





/s/ NICHOLAS J. DAVISON
-----------------------
Nicholas J. Davison
Senior Vice President, Finance